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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2014

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Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

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Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
651 Campus Drive
St. Paul, Minnesota 55112-3495
(Address of Principal Executive Offices and Zip Code)
(651) 259-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2014, Cardiovascular Systems, Inc. (the “Company”) entered into a Redevelopment Agreement, a Design-Build Contract, and a Development Services Agreement (as defined below) as well as various ancillary agreements related to the acquisition of real property located in New Brighton, Minnesota and the development of such property into the Company’s new corporate headquarters.

Pursuant to that certain Contract for Private Redevelopment by and among the City of New Brighton (the “City”), Ryan Companies US, Inc. (“Ryan”), and the Company, dated June 11, 2014 (the “Redevelopment Agreement”), the Company purchased approximately ten acres of real property from the City for a purchase price of $500,000. In connection with the Redevelopment Agreement, the Company agreed to construct certain minimum improvements on the purchased property, including a two story building of a minimum of 116,000 square feet, of which at least 75% of the space shall initially be used for office purposes. The construction costs of these minimum improvements shall not be less than $14,732,000 and the minimum improvements shall be constructed pursuant to site plans provided by Ryan and approved by the City. The City also granted the Company the option to purchase an additional 3.6 acres prior to May 31, 2021 pursuant to certain terms set forth in the Redevelopment Agreement. The foregoing description of the Redevelopment Agreement is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2014.

Pursuant to that certain Design-Build Cost Plus Construction Contract by and between Ryan and the Company, dated June 11, 2014 (the “Design-Build Contract”), the Company has contracted with Ryan to furnish all services, labor, materials, equipment, procurement services, project management and other duties and services necessary for construction of the Company’s new headquarters on the land purchased from the City. The Company and Ryan expect to have construction substantially completed by March 1, 2015, and, pursuant to the Redevelopment Agreement discussed above, Ryan and the Company have agreed to complete construction by December 31, 2015. The Company anticipates that the total cost for construction of the headquarters, including the $14,732,000 minimum discussed above in connection with the Redevelopment Agreement, will be approximately $17,585,000, subject to certain increases or decreases if work is completed prior to or after March 1, 2015 or if changes are made to the project plans during construction. The Company will pay Ryan a fee of 3.85% of the cost of the work. The foregoing description of the Design-Build Cost Plus Construction Contract is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2014.

The Company also entered into a Development Services Agreement with Ryan, dated June 11, 2014 (the “Development Services Agreement”), pursuant to which Ryan will perform certain development services to facilitate development of the project, including coordination with the City and overall coordinate of development strategy. The Company will pay Ryan a fee for the development services, which includes a sum equal to 3.25% of the adjusted total project costs, payable at certain points in the construction process and a sum equal to 5% of the adjusted total project costs, payable upon substantial completion of the project, as well as reimbursement of certain expenses incurred by Ryan. The foregoing description of the Development Services Agreement is qualified in its entirety by reference to the full text of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2014.

Item 8.01 Other Events.
On June 11, 2014, the Company issued a press release announcing its plans to build a new corporate headquarters in New Brighton, Minnesota. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 3, 2014.

Safe Harbor
Certain statements in this current report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, the statements in this current report regarding anticipated construction costs and the construction timeline for our new headquarters are forward-looking statements.

These statements involve risks and uncertainties which could cause results to differ materially from those projected, including but not limited to construction delays and complications; dependence on market growth; the reluctance of physicians and hospitals to accept new products; the effectiveness of the Stealth 360 and the Diamondback 360 Coronary OAS; actual clinical trial and study results; the impact of competitive products and pricing; the difficulty to successfully manage operating costs; fluctuations in quarterly results; FDA clearances and approvals; approval of products for reimbursement and the level of reimbursement; general economic conditions and other factors detailed from time to time in our SEC reports, including our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. We encourage you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this release. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, our actual results may differ materially from the expected results discussed in the forward-looking statements contained in this release. The forward-looking statements made in this release are made only as of the date of this release, and we undertake no obligation to update them to reflect subsequent events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 17, 2014

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Laurence L. Betterley
Laurence L. Betterley Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 11, 2014.